UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): July 29, 2003



                            AUTOMATIC DATA PROCESSING, INC.
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                (Exact name of registrant as specified in its charter)

    Delaware                       1-5397                           22-1467904
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  (State or other                  (Commission                   (IRS Employer
  jurisdiction of                  File Number)                  Identification
  incorporation)                                                 No.)



One ADP Boulevard, Roseland, New Jersey                                07068
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:  (973) 974-5000
                                                    ----------------------------
                                       N/A
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          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

                 Exhibit Number                      Description
                 --------------     --------------------------------------------
                    99.1            Press Release dated July 29, 2003, issued by
                                    Automatic Data Processing, Inc. (the
                                    "Registrant").



Item 12.  Results of Operations and Financial Condition.

         On July 29, 2003, the Registrant issued a press release announcing the Registrant's financial results for the fiscal year ended June 30, 2003. A copy of the Registrant's press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference. The information in this Form 8-K is being furnished under Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 29, 2003

                                           AUTOMATIC DATA PROCESSING, INC.


                                           By: /s/     Karen E. Dykstra
                                              ----------------------------------
                                               Name:   Karen E. Dykstra
                                               Title:  Chief Financial Officer

                                  Exhibit Index
                                  -------------

  Exhibit Number                              Description
  --------------               --------------------------------------------
     99.1                      Press Release dated July 29, 2003, issued by
                               Automatic Data Processing, Inc.